                                                                    Exhibit 4(c)

COMMON STOCK                         [LOGO]                         COMMON STOCK

NUMBER                                                              SHARES

HB

             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                              H.B. FULLER COMPANY

                                                               CUSIP 359694 10 6

                                             See reverse for certain definitions

This certifies that

is the owner of                                                        Shares of

                COMMON STOCK OF THE PAR VALUE OF $1.00 EACH OF

                              H.B. FULLER COMPANY

transferable only on the books of the Company by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. The shares of the Company of all classes are subject to certain rights, preferences and restrictions, and the Company will furnish, without charge to each stockholder who so requests, a full statement of the designations, relative rights, voting power, preferences and restrictions granted to, or imposed on upon, said shares. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, H.B. FULLER COMPANY has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed.

Dated:

/s/ Lee R. Mitau                                 /s/ Walter Kissling
----------------                                 -----------------------
SECRETARY                                        CHIEF EXECUTIVE OFFICER

                              H.B. FULLER COMPANY
                                     SEAL

COUNTERSIGNED AND REGISTERED:
NORWEST BANK MINNESOTA, N.A.
(MINNEAPOLIS, MINNESOTA)                            TRANSFER AGENT AND REGISTRAR
BY

                                                            AUTHORIZED SIGNATURE

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                              H.B. Fuller Company

     THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED BY THE COMPANY, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE COMPANY TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common                           UNIF TRANSFER MIN ACT - ....... .... .......Custodian.... .......
                                                                                           (Cust)                     (Minor)
     TEN ENT - as tenants by the entireties                                                 under Uniform Transfer to Minors

     JT TEN  - as joint tenants with right of survivorship                            Act...................
               and not as tenants in common                                                (State)

    Additional abbreviations may also be used though not in the above list.


For value received _____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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--------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------- Attorney
so transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated


                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT DATED AS OF OCTOBER 19, 1989 BETWEEN H.B. FULLER COMPANY AND NORWEST BANK MINNESOTA, N.A. (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF H.B. FULLER COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE REDEEMED, MAY EXPIRE OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. H.B. FULLER COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, RIGHTS ISSUED TO, OR HELD BY, ACQUIRING PERSONS, ADVERSE PERSONS OR AFFILIATES OR ASSOCIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.